Exhibit 99.1

Inspirato, The Innovative Luxury Travel Subscription Brand,

To Be Publicly Listed Through A Merger With Thayer Ventures Acquisition Corp.

Inspirato is revolutionizing luxury hospitality with its proprietary next-generation travel subscription platform, designed to capture a growing share of the $135 billion luxury travel market

Inspirato’s business model solves critical pain points for luxury travelers looking for a simple, valuable subscription inclusive of nightly rates, taxes, and fees, as well as hospitality suppliers seeking to monetize excess inventory through an attractive opaque booking channel

Proceeds from the transaction will be used to accelerate new subscriber acquisition, expand Inspirato’s property portfolio, advance its subscription technology, and invest in product extensions and adjacent luxury lifestyle markets

The transaction values the combined company at an estimated pro forma enterprise value of approximately $1.1 billion and is expected to provide up to $260 million in net cash proceeds, assuming no redemptions, including a committed PIPE totaling approximately $100 million

The PIPE is led by Janus Henderson Investors and Rodina, and includes additional incremental capital from Kleiner Perkins, IVP, Company founders, and certain other existing investors, reflecting strong confidence in the business

Investor call scheduled for June 30, 2021 at 8:30 a.m. ET

DENVER, Colo. (June 30, 2021) – Inspirato LLC (“Inspirato” or the “Company”), the innovative luxury travel subscription brand, and Thayer Ventures Acquisition Corp. (“Thayer”) (Nasdaq: TVAC), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement that will result in Inspirato becoming a publicly listed company. The transaction values the pro forma company at an estimated enterprise value of $1.1 billion. Upon closing, the combined company will operate as Inspirato, and its Class A common stock is expected to be listed on Nasdaq under the ticker symbol “ISPO.”

Inspirato delivers exceptional luxury travel experiences with superior service and certainty for affluent travelers in destinations around the world, designed to create lasting memories and relationships with family and friends. The company’s proprietary subscription platform revolutionizes luxury hospitality by creating a frictionless booking journey that expands the addressable market for luxury travel, while also creating a new opaque channel for real estate and hospitality partners to monetize excess inventory.

Inspirato launched with a subscription model in 2011 under the leadership of luxury hospitality innovators Brent and Brad Handler. Over the past ten years, the Company assembled a portfolio of more than 385 exclusively managed branded luxury vacation homes and over 500 five-star hotel and resort partners in more than 240 destinations around the world. Inspirato has also developed a highly differentiated personalized service approach specifically designed to meet the needs of affluent travelers and drive exceptional customer satisfaction.

In 2019, Inspirato Pass revolutionized travel by introducing the world’s first luxury travel subscription inclusive of nightly rates, taxes, and fees. Constantly updated, the Inspirato Pass list typically features more than 150,000 trips, ranging from Inspirato residences and hotel partners to custom experiences such as luxury cruises and African safaris. Pass subscribers simply browse the list, book their trip, enjoy their stay, and book their next getaway upon check-out. Inspirato Pass includes all the benefits available through the Company’s original subscription model, including the highly personalized service that has been Inspirato’s differentiating hallmark since its inception.

In addition to offering consumers a better way to travel, Inspirato Pass also solves critical pain points for hospitality suppliers because its subscription pricing is inclusive of nightly rates, taxes, and fees. Luxury hotels benefit by selling their excess capacity through Inspirato at great value in exchange for access to this opaque distribution channel, which eliminates rate parity risk, repatriation, and brand degradation.

Beyond its fast-growing Pass subscription, Inspirato also continues to grow through sales of its “pay as you go” Club subscription. Club subscribers pay a low monthly fee for access to the Inspirato portfolio, and then pay subscriber-only nightly rates to book the trips of their choice. From the Company’s inception through Q1 2021, Inspirato generated more than $1.2 billion in revenue, with Pass and Club subscribers booking more than 850,000 total nights to date.

Inspirato serves a large and growing addressable market for luxury travel where demand is expected to reach $230 billion by 2025 in the U.S. alone. The business is supported by strong tailwinds including post-COVID travel recovery and the rise of “work from anywhere,” both of which are expected to meaningfully accelerate. Furthermore, revenue growth rates for luxury hotel chains and private vacation rentals are expected to rebound towards pre-COVID levels starting in the second half of 2021. The Company expects its annually recurring revenue to exceed $200 million by Q4 2022.

The combined company will continue to be led by Founder and CEO Brent Handler, Founder and Executive Chairman of the Board Brad Handler, President David Kallery, and CFO Web Neighbor. Chris Hemmeter, Co-CEO of Thayer, will join the combined company’s Board of Directors.

Management Comment

Brent Handler, Founder & CEO of Inspirato

“We are excited to enter a new chapter of growth and innovation with Thayer. With this announcement, we are well positioned to expand our vision of revolutionizing luxury travel through our simple and intuitive consumer subscriptions. I would like to thank our incredible subscribers, investors, and employees for helping Inspirato achieve this important milestone, and look forward to collaborating with the Thayer team as we continue to accelerate our global expansion.”

Chris Hemmeter, Co-CEO of Thayer Ventures Acquisition Corp.

“As a travel focused investment platform with an appetite for disruptive hospitality themes, we could not have found a better merger partner than Inspirato. Inspirato is creating a new category in the travel space with its combination of market segment focus, a powerful supply aggregation engine and network-effect subscription business model. We believe this company will continue to be a leader in the luxury lifestyle sector for decades to come. We are thrilled to be partnering with Brent and Brad as Inspirato transitions to the public markets and establishes itself as an enduring brand of the post-pandemic world.”

Key Transaction Terms

Concurrently with the consummation of the business combination, a group of investors led by Janus Henderson Investors and Rodina has committed to participate in a private placement of approximately $100 million of Thayer’s Class A common stock (the “PIPE”). This includes additional incremental capital from existing Inspirato shareholders Kleiner Perkins, IVP, Company founders Brent and Brad Handler, and others, reflecting their strong belief in the business and its growth prospects. There is approximately $176 million currently held in Thayer’s trust account, assuming no redemptions by Thayer’s shareholders. Existing Inspirato shareholders will roll 100% of their equity into the combined company.

It is expected that the combined company will receive approximately $260 million of net cash proceeds, assuming no redemptions. Inspirato expects to use these cash proceeds to fuel growth and subscriber acquisition through continued platform and technology investments, expansion of its property portfolio, and the introduction of products and services in adjacent luxury lifestyle verticals.

The boards of directors of Inspirato and Thayer have unanimously approved the business combination. The transaction is expected to close in the fourth quarter of 2021, subject to approval by Thayer’s shareholders and other customary closing conditions.

UBS Securities LLC (“UBS”) is acting as financial advisor and capital markets advisor to Inspirato, and co-lead placement agent for institutional investors to Thayer. Wilson Sonsini Goodrich & Rosati is acting as legal advisor to Inspirato.

Evercore Group L.L.C. (“Evercore”) is acting as lead financial advisor to Thayer and co-lead placement agent for institutional investors to Thayer. Stifel, Nicolaus & Company, Incorporated (“Stifel”) is acting as lead capital markets advisor to Thayer and placement agent for institutional investors to Thayer. Cooley is acting as legal advisor to Thayer. Simpson Thacher & Bartlett LLP is acting as legal advisor to UBS, Evercore, and Stifel in their role as placement agents for institutional investors to Thayer.

Investor Conference Call Information

Inspirato and Thayer will host a joint investor conference call to discuss the proposed transaction on June 30, 2021 at 8:30 a.m. ET.

To listen to the prepared remarks via telephone dial 1-877-407-0789 (U.S.) or 1-201-689-8562 (International) and an operator will assist you. A webcast can be accessed at: http://public.viavid.com/index.php?id=145455. The webcast replay will be accessible through December 30, 2021. A telephone replay will be available at 1-844-512-2921 (U.S.) or 1-412-317-6671 (International), passcode: 13721014 through July 7, 2021 at 11:59 PM ET.

An investor presentation detailing the transaction will be available at ir.thayerventures.com. It will also be filed with the SEC as an exhibit to a Current Report on Form 8-K, and available on the SEC website at www.sec.gov.

About Inspirato

Launched in 2011, Inspirato is the innovative luxury travel subscription brand that provides affluent travelers access to a managed and controlled portfolio of hand-selected vacation options, delivered through a subscription model to ensure the service and certainty that affluent customers demand. The Inspirato Collection includes branded luxury vacation homes available exclusively to subscribers and guests, accommodations at five-star hotel and resort partners, and custom travel experiences. In 2019, Inspirato improved travel by introducing Inspirato Pass, the world’s first luxury travel subscription inclusive of nightly rates, taxes, and fees.

About Thayer Ventures Acquisition Corporation

Thayer Ventures Acquisition Corporation is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Thayer may pursue an acquisition opportunity in any industry or sector, it is focusing on the travel and transportation technology sectors, which align with the background and investing experience of the Thayer management team.

Forward-Looking Statements

This document may contain a number of “forward-looking statements.” Forward-looking statements include information concerning Thayer’s or Inspirato’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this proposed business combination will generate returns for shareholders. These forward-looking statements are based on Thayer’s or Inspirato’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Thayer’s or Inspirato’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between Thayer and the Company (the “Merger Agreement”) and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Thayer or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed business combination; (d) the inability to complete the PIPE; (e) the risk that the proposed business combination disrupts current plans and operations of Inspirato or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for Thayer to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of Thayer’s securities and the attractiveness of the business combination to investors; (i) the possibility that Inspirato may be adversely affected by other economic, business and/or competitive factors; (j) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (k) the risk of downturns in the travel and hospitality industry, including residual effects of the COVID-19 pandemic; and (l) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 referenced above and discussed below and other documents filed by Thayer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Except as required by law, neither Thayer nor Inspirato undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Thayer’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

Additional information about the proposed business combination, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K which will be filed by Thayer with the SEC and will also be available at www.sec.gov.

In connection with the proposed business combination, Thayer intends to file a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement and prospectus with respect to Thayer’s securities to be issued in connection with the proposed business combination that also constitutes a preliminary prospectus of Thayer and will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of Thayer’s shareholders to be held to approve the proposed business combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, Thayer’s shareholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus, as well as any amendments or supplements thereto, and all other relevant documents filed or that will be filed with the SEC because they will contain important information about the proposed business combination. When available, the definitive proxy statement/prospectus will be mailed to Thayer shareholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting. Thayer shareholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to TVAC@mzgroup.us.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

Thayer, Inspirato and their respective directors and officers may be deemed participants in the solicitation of proxies of Thayer shareholders in connection with the proposed business combination. Thayer shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Thayer in Thayer’s Annual Report on Form 10-K/A for the year ended December 31, 2020, as amended, which has been filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Thayer shareholders in connection with the proposed business combination and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Thayer intends to file with the SEC.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell, a solicitation of a proxy, consent or authorization or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

For Inspirato

Media Relations:

Jason Chudoba / Megan Kivlehan / Matthew Chudoba

InspiratoPR@icrinc.com

Investor Relations:

InspiratoIR@icrinc.com

For Thayer Ventures Acquisition Corporation

Investor Relations:

Chris Tyson/Doug Hobbs

SPAC Alpha IR+

(949) 491-8235

TVAC@mzgroup.us